UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 11, 2010

Medallion Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	814-00188	04-3291176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

437 Madison Avenue, 38th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 328-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Medallion Financial Corp. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 11, 2010. A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.

1. The following individuals were elected to the Company’s Board of Directors to serve as Class II Directors until the 2013 annual meeting of stockholders by the following votes:

NOMINEE	VOTES FOR	VOTES WITHELD	BROKER NON-VOTES

Mario M. Cuomo	11,289,562	1,961,453	3,547,960

Andrew M. Murstein	11,787,520	1,463,495	3,547,960

Lowell P. Weicker, Jr.	11,690,910	1,560,104	3,547,961

2. The Company’s stockholders ratified the appointment of Weiser LLP as the Company’s independent registered public accounting firm by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
16,616,200	162,802	19,973	0

3. The Company’s stockholders approved a non-binding advisory resolution regarding executive compensation by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
11,426,940	5,258,581	113,454	0

4. The Company’s stockholders approved the adoption of the Company’s 2009 Employee Restricted Stock Plan by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
11,363,468	1,802,388	85,156	3,547,963

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall

	Name:	Larry D. Hall
	Title:	Chief Financial Officer

Date:	June 16, 2010

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